SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. _______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

The American Education Corporation
(Name of Registrant as Specified In Its Charter)

-------------------------------------------
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2)  Aggregate number of securities to which transaction
applies:

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3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)  Proposed maximum aggregate value of transaction:

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5)	Total fee paid.

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

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2)  Form, Schedule or Registration Statement No.:

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3)  Filing Party:

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4)  Date Filed:

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THE AMERICAN EDUCATION CORPORATION
7506 North Broadway Extension, Suite 505
Oklahoma City, Oklahoma 73116

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------

To Be Held Friday, May 29, 1998
-------------------------------

To the Shareholders of The American Education Corporation:
----------------------------------------------------------

The 1998 Annual Meeting of Shareholders of The American
Education Corporation ("AEC" or the "Company") will be held on May 29, 1998 at 10 A.M. (Oklahoma City time), at the Fifth Season Inn located at 6200 N. Robinson, Oklahoma City, Oklahoma, for the following purposes:

1. To elect four directors to serve until their successors are duly elected and qualified;

2. To amend the Company's Articles of Incorporation to increase the Company's authorized common stock from 15,000,000 shares to 30,000,000 shares;

3.  To ratify the selection of Steakley, Gilbert & Bozalis,
P.C. as the independent accountants for the Company for the fiscal year ending December 31, 1998;

4.  To approve the Company's Directors' Stock Option Plan;

5.  To approve the Company's Stock Option Plan for employees;
and

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

The names of the nominees for director are set forth in the accompanying Proxy Statement.

The close of business on April 20, 1998 (the "Record Date") has been fixed by the Board of Directors as the record date for the determination of the holders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company's common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

A complete list of shareholders of record entitled to vote at the Annual Meeting will be open and available for examination by any shareholder of the Company during ordinary business hours at the Company's principal executive office at 7506 North Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116, from April 24, 1998 to May 29, 1998 and at the time and place of the Annual Meeting.

A copy of the Company's Annual Report for 1997, which contains audited financial statements and other information of interest with respect to the Company and its shareholders, is enclosed.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND
THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. SHOULD YOU ATTEND, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON. THE PROXY MUST BE SIGNED AND RETURN IN ORDER TO BE COUNTED.

By Order of the Board of Directors


/s/Jeffrey E. Butler
--------------------
President and Chief Executive Officer

Oklahoma City, Oklahoma
April 20, 1998


THE AMERICAN EDUCATION CORPORATION
7506 North Broadway Extension, Suite 505
Oklahoma City, Oklahoma 73116

PROXY STATEMENT
---------------

For Annual Meeting of Shareholders
To Be Held Friday, May 29, 1998
-----------------------------------

Introduction
------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The American Education Corporation ( "AEC" or the "Company") to be voted at the 1998 Annual Meeting of Shareholders of the Company on May 29, 1998, at 10 A.M. (Oklahoma City time), which meeting will be held at the Fifth Season Inn located at 6200 N. Robinson, Oklahoma City, Oklahoma. Information in this Proxy Statement is as of April 20, 1998 unless otherwise stated. The approximate date on which the Proxy Statement and enclosed form of proxy have been mailed to shareholders is April 27, 1998.

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of forwarding solicitation materials to beneficial owners of the Company's common stock. The Company has arranged for American Securities Transfer & Trust to serve as its agent to mail the proxy materials and coordinate and oversee the return of proxy cards. The anticipated cost of the services of American Securities Transfer & Trust total approximately $9,000. In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving extra compensation therefor, may solicit proxies by telephone, by telegram, by telefacsimile or in person.

Voting Rights and Outstanding Shares
------------------------------------

Only holders of record of Common Stock at the close of business on April 20, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 12,399,079 shares of common stock, par value $0.025 per share (the "Common Stock"), issued and outstanding. Each share of Common Stock is entitled to one vote on all matters on which shareholders may vote. There is no cumulative voting in the election of directors. Shares of Common Stock are the only securities of the Company entitled to vote at the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present. The presence in person or by proxy of the holders of one-third of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. As to each matter submitted to the shareholders at the Annual Meeting, the inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum

Mr. Garber, who beneficially owns approximately 49% of the shares of Common Stock of the Company, has advised the Company that he intends to vote for each of the nominees named herein, as well as for all of the other proposals described below.

Revocability of Proxies
-----------------------

Any shareholder giving a proxy has the power to revoke the
proxy at any time before it is voted. It may be revoked by: (i) filing with American Securities Transfer & Trust in its capacity as transfer agent for the Company's Common Stock ("Transfer Agent") before the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Transfer Agent before the Annual Meeting; or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to American Securities Transfer & Trust, Attention: Proxy Department 938 Quail Street, Suite 101, Lakewood, Colorado 80215-5513.


Summary of Proposals
--------------------

Shareholders will be asked to vote upon the following
proposals at the Annual Meeting:
-----------------------------------------------------

1. Election of the following four (4) persons to the Board of Directors: Jeffrey E. Butler,
Monty C. McCurry, Newton Fink, and Stephen E.
Prust. General information concerning these persons is found beginning on page 9 of this Proxy Statement.

2.  Approval of an increase of the Company's authorized
Common Stock from 15,000,000 shares to 30,000,000 shares. This proposal is described on page 10.

3.  Ratification of the selection of Steakley, Gilbert
& Bozalis, P.C. as independent accountants for the Company for 1998. This proposal is described on page 12 of this Proxy Statement.

4.  Approval of the Company's Directors' Stock Option
Plan. This proposal is described on pages 13 through 16 of this Proxy Statement.

5. Approval of the Company's Stock Option Plan for employees. This proposal is described on pages 16 through 21 of this Proxy Statement.

INFORMATION CONCERNING DIRECTORS AND NOMINEES
---------------------------------------------

The names, ages (as of April 1, 1998), positions with the
Company and business experience over the past five years of each of the Board of Directors nominees is set forth below (the four current directors of the Company are the same four persons nominated to serve on the Board of Directors). Each director has served continuously with the Company since his or her first
election as indicated below.   There are no family relationships
among the directors, executive officers, and Board of Directors nominees.


Name                    Age         Current Position	    Director
                                       with Company         Since
------------------------------------------------------------------
Jeffrey E. Butler		      56	     Chief Executive Officer,   1989
                                 President, Chief Financial
                                 Officer, and Chairman of
                                 the Board of Directors

Monty C. McCurry		       52	     Director          			      1989

Newton Fink			           61	     Director			                1991

Stephen E. Prust		       53	     Director                   1992



Jeffrey E. Butler became a director of the Company in August
1989 and was elected Chief Executive Officer and President of the Company in April 1990. From 1985 to 1990, Mr. Butler was a management consultant to businesses in the biotechnology, computer science, software, educational and entertainment video industries.
 Mr. Butler served as a director of Video Professor Industries, Inc., a publicly held corporation, from February 1, 1989 to October 31, 1990. Prior to establishing his management consulting business, Mr. Butler was the Chief Executive Officer and President of the Infomed Corporation, which provided computer diagnostic equipment and management services to hospitals, corporations and physicians. Prior to 1985, Mr. Butler was employed by Sandoz, Ltd., Corning, Inc. and Becton Dickinson Corporation in middle and senior management positions.

Monty C. McCurry was elected to the Board of Directors in April 1989. Since 1985, Mr. McCurry has been the President of
Executive Resource Management, an executive search firm headquartered in Aurora, Colorado. From 1969 to 1985, Mr. McCurry was employed by Paul M. Riggins and Associates, an executive search firm, where, until his resignation in 1985, he was associate general manager.

Newton W. Fink, Ed.D. was elected to the Board of Directors in January 1991. Since 1984, Dr. Fink has been the President of Computer Instructional Services, Inc., a privately-held corporation providing computer educational services to individuals, schools, corporations and institutions. Prior to founding Computer Instructional Services, Dr. Fink was the Superintendents of Schools in Fort Lupton, Colorado and Hillside, Illinois. Additionally, he has been employed as a teacher and a elementary/middle school principal earlier in his career. Dr. Fink has also published and lectured extensively on the use of computers in education.

Stephen E. Prust was elected to the Board of Directors in April 1992. Mr. Prust owns a business that acts as a broker for retail media products. From 1990 to 1992, Mr. Prust was the President of AVID Home Entertainment, a division of LIVE Entertainment, Inc. From 1981 to 1990, Mr. Prust was a consultant to companies in the entertainment industry. In 1975, Mr. Prust founded Dominion Music, Inc., a joint venture with K-Tel Records, Inc. He served as President of Dominion Music until 1981.


Board of Directors Meetings And Committees
------------------------------------------

During 1997, the Board of Directors held six meetings of which four were held by conference call and two by written consent. All directors attended at least 75% of the meetings of the Board of Directors. The Board of Directors does not have standing audit, nominating or compensation committees or committees performing similar functions.


Director Compensation
---------------------

The Company's directors do not receive any cash or other pecuniary compensation for service on the Board of Directors. However, the three non-employee members of the Board of Directors (namely, Monty C. McCurry, Newton Fink and Stephen E. Prust) were each granted in January 1998 (i) 1,000 shares of Common Stock and
(ii) 10,000 stock options. The options were granted at an exercise price of $0.75 per share and were fully vested on the date of the grant. The options were granted pursuant to the Company's Nonqualified Director Stock Option Plan. No options were granted to the Company's directors in 1997. The Company will terminate its Nonqualified Director Stock Option Plan if the Directors' Stock Option Plan that is being submitted to the shareholders for approval at the Annual Meeting is approved.

Directors may be reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board of Directors meetings.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------

As of the Record Date, there were 12,399,079 shares of Common Stock issued and outstanding. The following table sets forth certain information regarding the Company's Common Stock owned by
(i) each shareholder of the Company who is known by the Company to beneficially own more than 5% of the Company's outstanding voting securities; (ii) each of the Company's four directors; (iii) the one executive officer of the Company named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group, as of March 31, 1998:


Name and Address of               Number of Shares and
Beneficial Owner                  Nature of Beneficial           Percent of
                                  Ownership (1)                  Common Stock
------------------------------------------------------------------------------
John D. and
Clare C. Garber
78-252 Bonanza Drive
Palm Desert, CA 92211               6,205,461(2)                     48.6%

Robert M. Schoolfield
5 Pleasant Cove
Austin, Texas 78746                 1,536,517(3)                     12.4%


Jeffrey E. Butler
4217 Old Farm Road
Oklahoma City, Oklahoma 73120	        991,904(4)                      7.8%

Monty C. McCurry
2134 South Eagle Court
Aurora, Colorado 80014	              119,400(5)                      1.0%

Newton Fink
1502 East US 136
Table Grove, Illinois  61482           87,400(6)                      0.7%

Stephen E. Prust
9025 East Kenyon
Denver, Colorado 80237                431,768(7)                      3.4%

Frederick C. Weiss
Rural Route 2
Box 118
Careyville, Florida  32427            662,897                         5.3%

All directors and executive
officers as a group                 2,429,055                        18.0%

(1) All shares of Common Stock are held directly unless indicated otherwise.

(2) Includes 5,428,288 shares of Common Stock held by John D. Garber and Clare C. Garber as trustees of the John D. Garber and Clare C. Garber Trust (the "Trust") for which Mr. Garber is the beneficiary; 400,000 shares of Common Stock held by John D. Garber and Clare C. Garber, as trustees of the John D. Garber and Clare C. Garber defined benefit plan; 5,702 shares of Common Stock owned individually; and options for 371,471 shares of Common Stock exercisable at $0.1346 per share within sixty (60) days of the Record Date by the Trust upon conversion of long-term debt.

(3) Includes 737,528 shares of Common Stock owned by the Schoolfield 1994 Charitable Unitrust for which Mr. Schoolfield is the trustee; 614,607 shares of Common Stock owned by Mr.
Schoolfield individually; and 184,382 shares of Common Stock owned by the Schoolfield Grandchildren's Trust for which Mr. Schoolfield is the trustee.

(4) Includes 639,904 shares of Common Stock owned by Mr. Butler individually and options for 352,000 shares of Common Stock exercisable at $0.50 per share within sixty (60) days of the Record Date. Exclusive of 263,919 shares of Common Stock beneficially owned by Mr. Butler's son, Jeffrey E. Butler, Jr.

(5) Includes options for 80,000 shares of Common Stock, 40,000 of which are exercisable at $0.20 per share, 30,000 of which are exercisable at $0.50 per share, and 10,000 of which are exercisable at $0.75 per share, all within 60 days of the Record Date.

(6) Includes options for 80,000 shares of Common Stock, 70,000 of which are exercisable at $0.50 per share, and 10,000 of which are exercisable at $0.75 per share, all within 60 days of the Record
Date.

(7) Includes options for 130,000 shares of Common Stock, 120,000 of which are exercisable at $0.50 per share and 10,000 of which are exercisable at $0.75 per share, all within 60 days of the Record
Date.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION
---------------------------------------------

A biographical description of the Company's Chief Executive Officer, Jeffrey E. Butler, including age and business experience during each of the past five years, is set forth above under the heading "Information Concerning Directors and Nominees." There are no other executive officers of the Company whose total annual salary and bonus compensation exceeded $100,000 in 1997. Set forth below is the applicable table prescribed by the proxy rules of the Securities and Exchange Commission which present compensation for the Company's Chief Executive Officer, Jeffrey E. Butler.

Summary Compensation Table
--------------------------

       	    Annual Compensation                       Long-Term
                                                     Compensation
                                                        Awards

Name                                                               All
and                                            Other       Stock   Other
Principal                                      Annual     Options  Compensation
Position       Year      Salary    Bonus    Compensation  (Shares)
-------------------------------------------------------------------------------
Jeffrey E.     1997      $83,878   $0           (1)          0        $0
Butler         1996      $60,570   $0           (1)          0        $0
Chairman       1995      $94,349   $0           (1)          0        $0
of the
Board,
Chief
Executive
Officer,
Chief
Financial
Officer,
and
President

(1) Mr. Butler did not receive any perquisites or other benefits, the aggregate amount of which exceeded the lesser of $50,000 or 10% of the total of Mr. Butler's annual salary and bonus.

There were no options or stock appreciation rights (SARs) granted to Mr. Butler in 1997. Mr. Butler did not exercise any options in 1997.

Employment Agreement
--------------------

On or about January 3, 1991, the Company entered into an Employment Agreement with Jeffrey E. Butler. The Employment Agreement is automatically renewed annually unless it is terminated by either Mr. Butler or the Company. The Employment Agreement provides for the employment of Mr. Butler as President and Chief Executive Officer at a base salary of not less than $72,000.00 per year. Mr. Butler is also entitled to a cash bonus of 2.5% of the Company's net pre-tax earnings. As of July 1, 1997, Mr. Butler's salary was increased to $84,000.00 per year. Mr. Butler is also eligible to participate in such programs for incentive and/or bonus compensation as may be approved by the Board of Directors from time to time based on financial objectives set by the Board of Directors, which include, but are not limited to, increases from one fiscal year to the next in net revenues, net earnings and shareholder value. The Employment Agreement contains a provision which provides that, if Mr. Butler is terminated for any reason other than a willful act of fraud or the failure to devote the necessary time and attention in the performance of his duties, he shall receive a severance payment equal to 50% of his annual salary.

Due to the uncertain financial condition of the Company, Mr.
Butler did not receive his full compensation as established by the Board of Directors for the years 1991 through 1996. At June 30, 1996, Mr. Butler was owed deferred compensation of $63,881.00. At June 30, 1996, Mr. Butler converted all the accrued and unpaid compensation owed to him in the amount of $63,881.00 into 127,762 shares of Common Stock.
 As of July 1, 1997, Mr. Butler voluntarily terminated the profit sharing bonus component of his employment agreement to provide adequate and reasonable bonuses for all of the employees of the Company. From January 1, 1997 through June 30, 1997, Mr. Butler accrued $18,019.00 of unpaid compensation, which amount remains due and owing from the Company.

PROPOSAL 1
----------

Election of Directors
---------------------

The Bylaws of the Company provide that the Board of Directors shall consist of not less than three persons and, subject to such limitation, that the number of directors be fixed by resolution of the Board of Directors. The current number of directors is four (each director is serving until his successor is duly elected and qualified). Four directors, constituting the entire Board of Directors of the Company, are to be elected at the Annual Meeting. Management will present as nominees and recommend to the shareholders that Jeffrey E. Butler, Monty C. McCurry, Newton Fink, and Stephen E. Prust, who are the current directors of the Company, be re-elected to serve on the Board of Directors until their successors are duly elected and qualified. Shares represented by the Company proxy will be voted for the election of Messrs. Butler, McCurry, Fink, and Prust, unless otherwise indicated on the proxy.

Each holder of Common Stock has the right to vote all of that shareholder's shares for as many persons as there are directors to be elected. The nominees receiving the most votes cast will be elected, so that, since there are four director slots to be filled, the four nominees receiving the most votes will be elected, even if any one of such persons did not receive a majority vote. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. "Broker non-votes" are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power under the instrument under which it serves in such capacity.

Should any of these nominees become unable to serve for any reason, which is not anticipated, the Board of Directors will designate substitute nominees, in which event the person named in the enclosed proxy will vote for the election of such substitute nominee or nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
THE NOMINEES NAMED HEREIN.


PROPOSAL 2
----------

Amendment of the Company's Articles of
Incorporation to Increase Authorized Common Stock
-------------------------------------------------

The Company's Articles of Incorporation, as currently in effect, provide that the authorized stock shall consist of fifteen million (15,000,000) shares of Common Stock, $0.025 par value, and 50,000,000 shares of preferred stock, $0.01 par value. On March 27, 1998, the Company's Board of Directors approved an amendment to the Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance by fifteen million (15,000,000) shares to a total of thirty million (30,000,000) shares. The text of the amendment to the Articles of Incorporation is set forth on Exhibit "A" attached hereto. There will be no increase in the authorized shares of preferred stock.

The proposal to increase the number of authorized shares of Common Stock to thirty million (30,000,000) shares is being made to enable the Board of Directors to issue additional shares from time to time without further shareholder action (except as required by law).
 Among the possible purposes for which these additional shares would be available are the declaration and issuance of stock dividends, issuance in connection with acquisitions of other companies or properties, issuance under stock option plans that may be adopted in the future (such as the Directors' Stock Option Plan and the Stock Option Plan for employees discussed at Proposals 4 and 5 below), issuance in public or private offerings to raise additional capital, and issuance under convertible debenture offerings to raise additional capital. The Board of Directors has no present intention to issue shares of Common Stock, other than in connection with the Directors' and employees stock option plans mentioned above.

The Board of Directors' ability to approve the issuance of the increased number of authorized shares of Common Stock might discourage a takeover attempt because the issuance of additional shares could dilute the voting power of the Common Stock then outstanding. The Company is not aware of any effort to accumulate Common Stock or to obtain control of the Company by tender offer or proxy fight, and the Company has no present intention to use the increased number of shares of authorized Common Stock for anti-takeover purposes. However, the Board of Directors retains the right to use the newly authorized shares for such purpose, and there can be no assurance that the Board of Directors will not do so. The Board of Directors will, however, consider any proposal to acquire control of the Company that may arise in the future in accordance with its fiduciary duties and its judgment as to the best interests of the shareholders of the Company at that time.

The affirmative vote of a majority of the outstanding shares of Common Stock issued and outstanding at the Annual Meeting is required to approve the amendment to the Articles of Incorporation to increase the authorized shares of Common Stock. Abstentions and broker non-votes will have the same effect as negative votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO
THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF
COMMON STOCK.


PROPOSAL 3
----------

Ratification of Selection of Independent Public Accountants
-----------------------------------------------------------

The independent public accounting firm utilized by the Company during the years ended December 31, 1996 and 1997 was Steakley, Gilbert & Bozalis, P.C. Management recommends that the accountants be retained as the principal public accounting firm to be utilized by the Company throughout the year ending December 31, 1998. The Company anticipates that a representative of the accountants will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of the accountants will be afforded an opportunity to make a statement if the accountants so desire.

Ratification of the selection of the accountants requires the affirmative vote of a majority of the outstanding shares of Common Stock, present in person or by proxy, and entitled to vote at the Annual Meeting. An abstention will have the same effect as a negative vote but, because shares of Common Stock held by brokers will not be considered entitled to vote on matters as to which such brokers withhold authority, a broker non-vote will not have the same effect as a negative vote.

Shareholder ratification of the selection of Steakley, Gilbert & Bozalis, P.C. is not required by the Company's bylaws or otherwise.
 The Board of Directors, however, is submitting the selection of Steakley, Gilbert & Bozalis, P.C. to the shareholders as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain such firm. Even if the selection is ratified, the Board of Directors, in their discretion, may direct the engagement of a different independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Beginning in March 1994 and continuing through November 1996, the Company experienced a disagreement with its then independent auditing firm, Lehman Butterwick & Company, P.C., regarding the cost and timeliness of the Company's audits for the December 31, 1993 fiscal year. That disagreement was resolved on or about October 31, 1996, and, upon the withdrawal of Lehman Butterwick & Company, P.C. as the Company's independent accounting firm, the Company retained Steakley, Gilbert & Bozalis, P.C. Steakley, Gilbert & Bozalis, P.C. has audited the Company's financial statements for the years ending December 31, 1994, 1995, 1996 and 1997. There are no disputes with the previous or current independent accountants regarding matters of accounting or reporting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
RATIFICATION OF THE SELECTION OF STEAKLEY, GILBERT & BOZALIS, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 1998.


PROPOSAL 4
----------

Approval of the Directors' Stock Option Plan
--------------------------------------------

Background
----------

On March 27, 1998, the Board of Directors of the Company adopted, subject to shareholder approval, the Directors' Stock Option Plan (the "Director Plan"). The purpose of the Director Plan is to enable the Company to attract, retain and motivate independent directors who are not employees of the Company or its subsidiary ("Outside Directors"), and to enable such directors to participate in the long-term growth of the Company by providing for or increasing the propriety interests of such persons in the Company, thereby assisting the Company in achieving its long-range goals.

Summary of the Director Plan
----------------------------

A copy of the Director Plan is included in this Proxy Statement as Exhibit "B", and the following description is qualified in its entirety by reference to the Director Plan.

Administration
--------------

The Director Plan will be administered by the entire Board of Directors. Under the Director Plan, stock options for a maximum of 100,000 shares of the Company's Common Stock may be granted, such number of shares being subject to adjustment in the event of a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or a change in capitalization with respect to the shares of Common Stock. The shares of stock issuable under the Director Plan may consist in whole or in part of unissued shares or reacquired shares. If a grant expires or is canceled, any shares which were not issued or fully vested under the grant at the time of expiration or cancellation will again be available for grant.

Eligibility
-----------

Participation in the Director Plan is limited to directors of the Company who are not, and were not during the preceding twelve (12) months, employees of the Company.

During the term of the Director Plan, each Outside Director will be granted the option to purchase 5,000 shares of Common Stock when he or she is first elected or appointed to serve on the Board of Directors. The Director Plan provides that, commencing with calendar year 1999, and continuing for each calendar year thereafter while the Director Plan is in effect, each Outside Director is automatically granted an option to purchase 3,000 shares of Common Stock as of January 1 of such calendar year (there are currently three Outside Directors who would be eligible to receive options under the Director Plan, commencing January 1, 1999).

Terms and Conditions
--------------------

The exercise price for all stock options granted under the Director Plan will not be less than 100% of the fair market value of the underlying Common Stock on the date of the grant. All stock options granted under the Director Plan will be fully exercisable on the date of grant. However, no option may be exercisable more than three (3) years after the date the stock option is granted or, if earlier, thirty (30) days after the date the Outside Director ceases to be a director of the Company. Further, if an Outside Director ceases to be a director because he or she is removed as a director of the Company for cause (as determined by the Board of Directors or the shareholders at the time of such removal), then all options held by the Outside Director will immediately lapse and will no longer be exercisable.

Stock options granted under the Director Plan cannot be transferred by an Outside Director. However, if the director dies, his or her heirs can receive and exercise options for a period of one (1) year after the director's death.

Except as provided otherwise by the Board of Directors, payment for shares of Common Stock purchased upon exercise of an option granted under the Director Plan must be made in full at the time of such exercise, whether in cash, shares of the Company's Common Stock, the relinquishment of options to purchase shares of Common Stock, or any combination of cash, shares of stock, or options.

Amendment of the Director Plan
------------------------------

The Board of Directors may at any time amend, suspend or terminate the Director Plan, subject to the following:

 . No amendment may alter or impair the number of shares, exercise price or duration of any option previously granted to an Outside Director without the consent of the affected
Outside Director.

 . No amendment may become effective without the prior approval of the shareholders of the Company if such approval would be required for continued compliance with Rule 16b-3 of the Securities Exchange Act of 1934.

In addition, the Board of Directors may not, without further approval of the shareholders of the Company, amend the Plan to:

 . Materially increase the total number of shares of Common
Stock which may be made the subject of options to be granted;

 . change the manner of determination of the exercise price;

 . extend the maximum period during which options may be granted or exercised; or

 . materially modify the requirements as to eligibility for participation in the Director Plan.

Term of the Director Plan
-------------------------

Stock options may not be granted under the Director Plan after March 31, 2008, but then outstanding stock options may be exercised beyond such date in accordance with their respective terms.

Federal Income Tax Consequences
-------------------------------

All stock options granted under the Director Plan will be "Nonstatutory Options" not entitled to special tax treatment under
Section 422 of the Internal Revenue Code of 1986 (the "Code") (which is applicable only to "Incentive Stock Options" as defined in that Section). An Outside Director will not recognize taxable income upon the grant of a nonstatutory stock option. However, an Outside Director who exercises a nonstatutory stock option generally will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the Common Stock acquired ("Nonstatutory Option stock") on the exercise date over (ii) the exercise price.

With respect to any Nonstatutory Option, an Outside Director will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling Nonstatutory Option stock, an Outside Director generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the Nonstatutory Option stock over that director's tax basis in such stock.
 Whether the gain or loss will be a long-term gain or loss will depend on how long the director has held the Nonstatutory Option stock after the date of the exercise.

The grant of a stock option under the Director Plan will have no tax consequences to the Company. However, the Company generally will be entitled to a business-expense deduction with respect to any ordinary income recognized by an Outside Director upon exercise of an option granted under the Director Plan, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

Vote Required
-------------

The affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the Directors' Stock Option Plan. An abstention will have the same effect as a negative vote but, because shares of Common Stock held by brokers will not be considered entitled to vote on matters as to which such brokers withhold authority, a broker non-vote will not have the same effect as a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
THE DIRECTORS' STOCK OPTION PLAN.


PROPOSAL 5
----------

Approval of the Stock
Option Plan for Employees
-------------------------

Background
----------

On March 27, 1998, the Board of Directors of the Company adopted, subject to shareholder approval, the Stock Option Plan for employees (the "Option Plan"). The purpose of the Option Plan is to enhance the performance of key employees of the Company. By encouraging ownership of the Common Stock of the Company among those employees who have significant roles in the Company's success, the Option Plan more closely aligns the interests of the Company's key employees with those of its shareholders, which the Company believes benefits its shareholders. Moreover, the Company believes that the Option Plan has a positive effect on the Company's ability to attract, motivate and retain employees of outstanding skill and ability.

Summary of the Option Plan
--------------------------

A copy of the Option Plan is included in this Proxy Statement as Exhibit "C", and the following description is qualified in its entirety by reference to the Option Plan.

The Option Plan permits the granting of stock options, including incentive stock options.

Administration
--------------

The Option Plan will be administered by either a Committee (the
"Stock Option Committee") of the Board of Directors comprised of at least two members of the Board of Directors or the entire Board of Directors may serve as the committee. An aggregate of 750,000 shares of Common Stock will be authorized for issuance pursuant to the Option Plan, such number of shares being subject to adjustment in the event of a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or change in capitalization with respect to the shares of Common Stock. The shares of stock issuable under the Option Plan may consist in whole or in part of unissued shares or reacquired shares. If a grant expires or is canceled, any shares which were not issued or fully vested under the grant at the time of expiration or cancellation will again be available for grants.

 The Stock Option Committee has the authority to:

 . Make grants and determine their terms, subject to the provisions of the Option Plan;

 . interpret the provisions of the Option Plan;

 . adopt any rules, procedures and forms necessary for the operation and administration of the Option Plan; and

 . determine all questions relating to the eligibility and other rights of all persons under the Option Plan.

Eligibility
-----------

All key employees of the Company are eligible to be participants
(there are currently approximately ten employees of the Company who would be eligible to receive options under the Option Plan).

Types of Options
----------------

Options which are issuable under the Option Plan may be either "Incentive Stock Options," as defined in Section 422 of the Code, or options not intended to be so qualified ("Nonstatutory Options"). The Stock Option Committee may grant more than one option to an employee during the term of the Option Plan, and such option may be in addition to an option or options previously granted; provided, however, that the aggregate fair market value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any subsidiaries) may not exceed $100,000. All options (both Incentive Stock Options and Nonstatutory Options) are exercisable at not less than 100% of the fair market value of the underlying Common Stock on the date of grant. However, the exercise price for an Incentive Stock Options granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company, actually or constructively under Section 425(d) of the Code, is at 110% of the fair market value of the Common Stock subject to the option.

Terms and Conditions
--------------------

The term during which each option may be exercised will be determined by the Stock Option Committee, but in no event may an option be exercisable after the expiration of ten years from the date such option was granted (this period is reduced to five years in the case of Incentive Stock Options granted to an employee owning more than 10% of the combined voting power of all classes of stock of the Company).
 In addition, if the person to whom options are granted under the Stock Option Plan ceases to be an employee of the Company for any reason, options which are not then exercisable shall terminate. Options that are exercisable at the date of termination will generally be exercisable for a period of 30 days following such termination, subject to the following two exceptions:

1. If the termination is due to the death or disability of the employee, the options then exercisable by the employee may be exercised for a period of one year following the employee's death or disability.

2. If the employee is terminated for "cause", all options will immediately terminate and will not be exercisable.

For purposes of the Option Plan, "cause" means that the employee has:

i. Committed an act of malfeasance or wrongdoing affecting the Company or its subsidiaries;

ii. breached any covenant not to compete or employment contract with the Company or a subsidiary; or


iii. engaged in any other conduct that would warrant the employee's discharge for cause.

Like options granted under the Director Plan, options granted under the Option Plan cannot be transferred by an optionee. However, if the optionee dies, his or her heirs can receive and exercise options for a period of one year after the optionee's death.

Except as provided otherwise by the Stock Option Committee, payment for shares of Common Stock purchased upon exercise of an option granted under the Option Plan must be made in full at the time of such exercise, whether in cash, shares of the Company's Common Stock, the relinquishment of options to purchase shares of Common Stock, or any combination of cash, shares of stock, or options.

Amendment of the Option Plan
----------------------------

The Board of Directors may at any time amend, suspend or terminate the Option Plan, subject to the following:

 . No amendment may alter or impair any of the rights or obligations under any option previously granted to an employee under the Option Plan without the consent of the affected employee; and

 . no amendment may become effective without the prior approval of the shareholders of the Company if such approval would be required for continued compliance with Section 422 of the Code.

In addition, the Board of Directors may not, without the further approval of the shareholders of the Company, amend the Option Plan to:

 . Materially increase the total number of shares of Common
Stock which may be made the subject of options to be granted under the Option Plan; or

 . materially modify the requirements as to eligibility for participation in the Option Plan.

Term of the Option Plan
-----------------------

Stock options may not be granted under the Option Plan after March 31, 2008, but then outstanding stock options may be exercised beyond such date in accordance with their respective terms.


Federal Income Tax Consequences
-------------------------------

The following is a brief description of the federal income tax treatment that will generally apply to options issued under the Option Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of an option will depend on the specific nature of the option. Recipients of options should not rely on this discussion for individual tax advice, as each recipient's situation and tax consequences of any particular option will vary depending upon the specific facts and circumstances involved. Each recipient is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and other tax advice.

The granting of Incentive Stock Options or Nonstatutory Options does not result in immediate taxable income to the optionee.

The exercise of a Nonstatutory Option will result in ordinary income to the optionee in the amount by which the market price of the shares acquired exceeds the exercise price. Income tax withholding may be met either through cash payment at the time of exercise or through share withholding. The Company will receive a tax deduction in an amount that corresponds to the optionee's ordinary income.

The exercise of an Incentive Stock Option will not result in taxable income to the optionee if the optionee does not dispose of the stock acquired through such exercise within two years of the date the option was granted or one year after the option is exercised. However, the difference between the fair market value of the shares upon exercise and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax. If the exercise and disposition requirements are met, any gain realized by the optionee when such shares are sold will be taxed as capital gain. The Company will not receive a tax deduction for the resulting gain. If these holding periods are not met, the option will be treated generally as a Nonstatutory Option for tax purposes.

Vote Required
-------------

The affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the Incentive Stock Option Plan for employees. An abstention will have the same effect as a negative vote but, because shares of Common Stock held by brokers will not be considered entitled to vote on matters as to which such brokers withhold authority, a broker non-vote will not have the same effect as a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
THE STOCK OPTION PLAN FOR EMPLOYEES.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

In March 1995, the Company entered into an agreement with a corporate affiliate of John D. Garber, who beneficially owns approximately 49% of the Common Stock, to finance the Company's accounts receivable. This financing was performed through a corporation controlled by Mr. Garber, AmEd Financing Company. Under the terms of this agreement, AmEd Financing Company made advances to the Company during 1996 and 1997 (total interest expense and factoring costs in 1997 were $5,000.00). Unpaid advances under this financing arrangement were convertible into Common Stock of the Company, at the option of the holder, at a conversion price of $.50 per share. All tangible assets of the Company are pledged to AmEd Financing Company as security for advances under the terms of this agreement. Effective June 30, 1996, AmEd Financing Company converted unpaid advances made to the Company by AmEd Financing Company in the amount of $290,000, plus accrued interest of $34,481, into 648,962 shares of Common Stock.
 There are currently no amounts owed by the Company to AmEd Financing Company under the financing arrangement. However, the Company is currently indebted to Mr. Garber in the principal amount, as of December 31, 1997, of $58,000.00. This loan is convertible into Common Stock of the Company at the option of Mr. Garber at a conversion rate of $0.1346 per share. The Company has pledged all of its assets to secure this loan.

The Company reimbursed Jeffrey E. Butler $11,551 for relocation expenses in 1997.

The Company paid $1,733 to Executive Resource Management in 1997 for recruiting services rendered by that entity to the Company. Monty
C. McCurry, who is a director of the Company (and a director nominee), is an executive officer of, and owns more than 10% of the equity ownership interest in, Executive Resource Management.

In years prior to 1997, Stephen E. Prust, who is a director (and a director nominee) of the Company, rendered consulting services to the Company. Mr. Prust did not receive any remuneration from the Company in 1997 in any capacity other than as a director.


DEADLINE FOR SHAREHOLDER PROPOSALS
----------------------------------

Proposals of shareholders for consideration at the 1999 Annual
Meeting of Shareholders must be received by the Company on or before December 15, 1998 for inclusion in the proxy materials relating to that meeting. Any such proposals must adhere to the requirements of the Securities Exchange Act of 1934, as amended, and should be sent to Jeffrey E. Butler, Chief Executive Officer, The American Education Corporation, 7506 N. Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116.


COMPLIANCE WITH SECTION 16(A)
-----------------------------

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company with respect to the year ended December 31, 1997, to the best of the Company's knowledge, the Company's directors, executive officers and holders of more than 10% of its Common Stock timely filed the reports required by Section 16(a).


OTHER ITEMS
-----------

The Board of Directors does not intend to present further items of business at the Annual Meeting and knows of no such items which will or may at presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may in their discretion determine.


FORM 10-KSB AND ANNUAL REPORT TO SHAREHOLDERS
---------------------------------------------

A copy of the Company's Annual Report on Form 10-KSB for its latest fiscal year is available without charge to any shareholder of the Company who requests a copy in writing from Jeffrey E. Butler, The American Education Corporation, 7506 North Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116.

The 1997 Annual Report of the Company, as filed with the Commission, is being mailed to the shareholders with this Proxy
Statement. The 1997 Annual Report is not to be considered part of the soliciting material.


By Order of the Board of Directors

/s/Jeffrey E. Butler
President and Chief Executive Officer


Oklahoma City, Oklahoma
April 20, 1998


YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, DATE, AND SIGN THE
ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE-
PAID ENVELOPE.


EXHIBIT "A"
-----------

Fourth: The aggregate number of shares of common stock, which the Corporation shall have authority to issue is 30,000,000, each share to have a par value of $0.025. The aggregate number of shares of preferred stock, which the Corporation shall have authority to issue, is 50,000,000, each share to have a par value of $0.001. The Corporation may issue the preferred shares in series. Shares of each such series when issued shall be designated to distinguish them from shares of all other series. The Board of Directors of the Corporation is hereby expressly authorized, by resolution or by resolutions, to provide out of the unissued preferred shares, for the issuance of one or more series of preferred shares, and to fix the number of shares included in any or all series of preferred shares and any and all of the designations, relative rights, preferences, and limitations of any or all such series.


Exhibit "B"
-----------

THE AMERICAN EDUCATION CORPORATION
Directors' Stock Option Plan

I.  Purpose
-----------

The purpose of this Directors' Stock Option Plan is to promote the long-term growth and profitability of The American Education Corporation, a Colorado corporation (the "Company"), and the value of its Common Stock by providing recognition and compensation to the Outside Directors of the Company for their time, effort and participation in the growth and protection of the Company's business and for their substantial contributions to the success of its business.


II.  Definitions
----------------

Whenever used herein, the following terms shall have the meanings set forth below:

(a) "Board" or "Board of Directors" means the board of directors of the Company.

(b)  "Code" means the Internal Revenue Code of 1986, as amended.

(c)  "Committee" means a committee which administers the Plan.

(d) "Common Stock" shall mean the Common Stock, par value $0.025 per share, of the Company.

(e)  "Company" means The American Education Corporation.

(f)  "Disability" means a permanent and total disability as defined in
Section 22(e)(3) of the Code or, if designated by the Committee, any long-term disability plan adopted by the Company for the benefit of its employees.

(g)  "Effective Date" means March 27, 1998.

(h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(i) "Fair Market Value", as of a particular date, means (i) if the shares of Common Stock are then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, the last reported sales price or, if no such sale occurred, the average of the closing bid and ask prices, as applicable, of the Common Stock on the last trading day before such date, or (ii) if the shares of Common Stock are not then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, such value as the Committee, in its absolute discretion, may determine in good faith.

(j) "Option" means a right or rights granted by the Committee to purchase shares of Common Stock under the Plan.

(k) "Option Shares" means any shares of Common Stock issuable upon exercise of an Option.

(l) "Outside Director" means a member of the Board who is eligible to be granted options hereunder as described in Article V.

(m) "Participant" means an individual to whom an Option is granted under the Plan.

(n) "Plan" - this Directors' Stock Option Plan, as it may be amended and modified from time to time.

(o) "Subsidiary" means a corporation, partnership or other business entity at least 50 percent of whose voting securities are owned, directly or indirectly, by the Company.

III.  Administration
--------------------

(a) Appointment of Committee. The Committee shall consist of all of members of the Board of Directors.

(b) Duties and Powers of Committee. The Committee shall administer the Plan in strict accordance with the terms of the Plan and shall not have the discretion to vary, add to or take from the terms of the Plan.
 Subject to the terms, provisions and conditions of the Plan, the Committee shall have full and final authority in its sole discretion to determine such rules and regulations as the Committee may deem advisable in the administration of the Plan and the procedures and methods for construing and interpreting the Plan as well as the construction of the terms of the Plan. Actions approved by a majority of all members of the Committee at any meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee without a meeting, shall be valid acts of the Committee. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties, including the Company, its stockholders, and the Participants in the Plan.

IV.  Shares Available for the Plan
----------------------------------

Subject to adjustment as provided in Article VIII, the maximum number of shares of Common Stock that may be issued under this Plan shall be 100,000 shares. In the event that any outstanding Option for any reason expires or is terminated, the Option Shares allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

V.  Participation
-----------------

Participation in the Plan shall be limited to Directors of the Company who are not, and were not during the preceding twelve (12) months, common law employees of the Company.

VI.  Options
------------

Each Option shall be evidenced by a written option agreement, signed by an authorized officer of the Company, which shall contain such terms and conditions not inconsistent with the Plan as the Committee shall determine. All option agreements need not be identical, but shall comply with or incorporate by reference the terms set forth in this
Article VI and shall be subject to all other terms and conditions of the Plan. In the event any option agreement is inconsistent with the Plan, the terms of the Plan shall govern the issue in question.

(a) Grant of Options. Each Outside Director initially elected or appointed after the Effective Date shall be granted an Option to purchase 5,000 shares of Common Stock at the time of his or her initial election or appointment to the Board of Directors. Commencing with calendar year 1999, and each calendar year thereafter during the term of this Plan, each Outside Director shall automatically be granted an option to purchase 3,000 shares of Common Stock as of January 1 of such calendar year.

(b) Price. The price per share payable upon the exercise of each Option (the "Exercise Price") shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

(c) Exercise of Options. Options shall be exercisable only by the Participant to whom the Options were granted, or by the Participant's legal guardian or personal representative, if any, in the case of exercise following the death or Disability of the Participant. Options shall be exercised by delivery to the Company of a written notification specifying the number of Option Shares which the Participant then desires to purchase, together with payment for such Option Shares. Payment may be made in the form of (i) cash, certified check or other immediately available funds for the aggregate Exercise Price for such Option Shares, (ii) the exchange of a number of shares of Common Stock owned by the Participant, free and clear of all liens or encumbrances, the Fair Market Value of which at the time of exercise is equal to the aggregate Exercise Price of such shares, and accompanied by executed stock powers and any other documents of transfer requested by the Committee, (iii) the relinquishment of Options to purchase Option Shares which shall be deemed to have a value equal to the aggregate Fair Market Value of the Option Shares issuable upon exercise thereof less the aggregate Exercise Price for those Option Shares, or (iv) a combination of (i), (ii), and (iii). No fractional shares may be issued or accepted by the Company with respect to the exercise of an Option.

(d) Terms of Options. Options granted to Participants shall be immediately exercisable and may be exercised at any time from time to time from the date of grant to the date which is three years after the date of grant or, if earlier, thirty days after the date when the Participant ceases to be a director of the Company; provided, however, that if a Participant is removed as a director of the Company for cause (as determined by the Board or the stockholders at the time of such removal), then all Options held by the Participant shall immediately lapse and no longer be exercisable.

(e) Restrictions on Transfer. Options granted under the Plan shall not be transferable or assignable or capable of being pledged or otherwise hypothecated in any way, and shall not be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution as specifically permitted hereunder.
 Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof shall result in the termination of such Option, which termination shall be effective immediately before the attempted assignment, transfer, pledge, hypothecation or other disposition of the Option. Shares delivered upon exercise of an Option shall be subject to such resale restrictions as may be provided by the Committee in the option agreement pertaining to such Option.

VII.  Withholding Taxes.
------------------------

The Company may require, as a condition to any grant under the Plan or to the delivery of certificates for Common Stock issued upon the exercise of an Option, that the Participant pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or any delivery of Common Stock upon exercise of an Option. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or to the delivery of Common Stock upon exercise of an Option under the Plan.

Subject to Committee approval, a Participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an Option) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with a grant under the Plan. Such election must be made on or before the date the amount of tax to be withheld is determined and, if applicable, subject to rules, regulations and interpretations of the Securities and Exchange Commission under Section 16(b) of the Exchange Act. Once made, the election shall be irrevocable. The withholding tax obligation that may be paid by the withholding or delivery of shares may not exceed the Participant's minimum federal, state and local income tax obligations in connection with the grant. The Fair Market Value of the shares to be withheld or delivered will be determined on the date last preceding the date as of which the amount of tax to be withheld is determined.


VIII. Changes in Capital Structure, Reorganizations, Merger, Etc.
-----------------------------------------------------------------

(a) Company's Power to Change Structure, Reorganize, Merge, etc. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to declare or distribute any stock dividend or to make or authorize any recapitalization, reorganization, merger, split-up, combination or other change in the Company's capital structure or its business, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise. Except as expressly provided herein, no such corporate act or the issuance of securities by the Company shall affect any Options outstanding under the Plan.

(b) Effect of Recapitalization or Similar Transaction. In the event of any change in the total number of outstanding shares of equity securities of the Company by reason of any stock dividend, stock split, recapitalization, or similar transaction in which there is a distribution of equity securities of the Company for substantially below their Fair Market Value, then (i) the number, class and per share price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted in such manner as to entitle a Participant to receive upon exercise of an Option, for the same aggregate Exercise Price, the same total number and class of equity securities as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of equity securities then reserved for issuance under the Plan shall be adjusted by substituting, for the total number and class of shares of Common Stock then reserved for issuance under the Plan, that number and class of shares of equity securities that would have been received by the owner of the number of shares of Common Stock then available to be issued under the Plan.

(c) Effect of Dissolution, Liquidation, Reorganization or other Transaction in which the Company is not the Survivor. Upon the dissolution or liquidation of the Company, the sale of all or substantially all of the Company's assets, or the occurrence of any merger, consolidation, reorganization, or other transaction in which the Company is not the surviving corporation, then in the absolute discretion of the Committee, (i) all Options outstanding under the Plan shall be assumed by the successor, remaining, or surviving corporation, or new options shall be substituted for such Options, all as provided in Section 424(a) of the Code and to the extent permitted by Section 424(a) of the Code, in which event such assumption shall be made on a full and equivalent basis in accordance with Section 424(a) of the Code in order to preclude any modification of such Options which would be considered to be the grant of new options, or (ii) all Options which are then exercisable, or all Options outstanding under the Plan, regardless of whether such Options otherwise would be exercisable, shall be exercisable for a period of 15 days immediately prior to such event and, after the Participant has been afforded the opportunity to exercise such Options as aforesaid and to the extent that such Options are not timely exercised during such period, the terms and provisions of this Plan and any option agreement entered into hereunder will terminate and the related Options will terminate.


IX.  Compliance with Law and Approval of Regulatory Bodies.
-----------------------------------------------------------

Notwithstanding any other provision of this Plan or of any option agreement, the Company shall be under no obligation and shall not issue shares or, in the case of treasury shares, transfer shares under this Plan, except in compliance with all applicable federal and state laws and regulations and in compliance with rules of any stock exchanges or listing organizations with which the Company's shares may be listed.
 The determination as to whether the issuance or transfer of shares under this Plan is in compliance with applicable federal and state laws and regulations and rules of stock exchanges and listing organizations shall be made solely by the Committee.

(a) Use of Restrictive Legends. Any certificate issued to evidence shares issued upon the exercise of an Option may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

(b) Representation of Investment Intent. Any Participant receiving an Option and any Participant or other person exercising an Option may be required by the Committee to give a written representation that the Option and the shares subject to the Option will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Option from any such representations either prior to or subsequent to the exercise of an Option granted pursuant to this Plan.

(c) Representation of Ownership. In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance or by reason of the death or Disability of a Participant, the Committee may require reasonable evidence as to the ownership of such Option or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.


X.  Rights as a Stockholder.
----------------------------

The holder of an Option shall have no rights as a stockholder with respect to any Option Shares until the date a stock certificate is issued to him or her after the exercise of the Option. No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities or other property, or distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII.


XI.  Amendment, Suspension or Termination of Plan.
--------------------------------------------------

The Board of Directors may at any time terminate or from time to time amend or suspend this Plan; provided, however, that (i) no such amendment shall alter or impair the number of shares, exercise price or duration of any Option theretofore granted to a Participant under this Plan without the consent of the affected Participant, and (ii) no amendment shall become effective without prior approval of the stockholders of the Company if such approval would be required for continued compliance with Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Board of Directors may not, without further approval of the stockholders of the Company, amend the Plan to:

(a) materially increase the total number of shares of Common Stock which may be made the subject of Options to be granted under the Plan, either in the aggregate or to an individual Participant, except as provided in Article VIII;

(b)  change the manner of determination of the Exercise
Price;

(c) extend the maximum period during which Options may be granted or exercised; or

(d) materially modify the requirements as to eligibility for participation in the Plan.


XII.  Commencement Date; Termination Date.
------------------------------------------

The date of commencement of this Plan shall be March 27, 1998.
No Options shall be issued under the Plan after the close of business on March 31, 2008. The Plan was adopted by the Board on March 27, 1998 and was approved by the Company's stockholders on May 29, 1998. The terms set forth herein constitute all of the terms and provisions of the Plan until further amended pursuant to Article XI.

Exhibit "C"
-----------

THE AMERICAN EDUCATION CORPORATION
Stock Option Plan
----------------------------------

I.  Purpose
-----------

The purpose of this Plan is to promote the long-term growth and profitability of The American Education Corporation ("AEC") and its Subsidiaries and the value of its Common Stock by (i) providing employees of AEC with increased incentive to contribute to the success of AEC and (ii) enabling AEC to attract, retain and reward persons of exceptional skill for positions of substantial responsibility.

II.  Definitions
----------------

Whenever used herein, the following terms shall have the meanings set forth below:

"Board" or "Board of Directors" means the board of directors of AEC.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means a committee of at least two members of the Board of Directors designated by the Board to administer this Plan.

"Common Stock" shall mean the Common Stock, par value $0.025 per share, of AEC.

"Disability" means a permanent and total disability as defined in
Section 22(e)(3) of the Code or as otherwise defined by the Committee.

"Fair Market Value", as of a particular date, means (i) if the shares of Common Stock are then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, the last reported sales price of the Common Stock on such date or, if no such sale occurred, the average of the closing bid and ask prices, as applicable, of the Common Stock on the last trading day before such date, or (ii) if the shares of Common Stock are not then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, such value as the Committee, in its discretion, may determine in good faith.

"Incentive Stock Option" means an Option conforming to the requirement of Section 422 of the Code.

"Nonqualified Stock Option" means any Option other than an Incentive
Stock Option.

"Option" means a right or rights granted by the Committee to purchase shares of Common Stock under the Plan.

"Option Agreement" means an agreement approved by the Committee pursuant to which an Option is granted under this Plan.

"Option Shares" means any shares of Common Stock issuable upon exercise of an Option.

"Participant" means an individual to whom an Option is granted under the Plan.

"Plan" means this The American Education Corporation Stock Option Plan as it may be amended from time to time.

"Retirement" means termination of a Participant's employment with AEC because of the Participant's retirement at or after such Participant's earliest permissible retirement date pursuant to and in accordance with the regular retirement plan or practice of AEC.

"Subsidiary" means a corporation, partnership or other business entity at least 50 percent of whose voting securities are owned, directly or indirectly, by AEC.

III.  Administration
--------------------

3.1 Appointment of Committee. The Board of Directors may appoint any two or more of its members to serve as the Committee to administer the Plan; provided, however, that in its sole discretion, the Board of Directors may act as the Committee.

3.2 Duties and Powers of Committee. Subject to the terms, provisions and conditions of the Plan, the Committee shall have full and final authority in its discretion to, among other things, determine

(i) the persons to whom Options are to be granted;

(ii) the number of shares subject to Options;

(iii) the time or times at which Options will be granted;

(iv) the exercise price of shares subject to Options;

(v) the time or times at which Options become exercisable and the duration of the exercise period;

(vi) the provisions and forms of any Option Agreement or other instrument evidencing an Option granted under the Plan;

(vii) whether shares of Common Stock which are subject to Options will be subject to any restrictions on transfer after the exercise of the Options;

(viii) such rules and regulations as the Committee may deem advisable in the administration of the Plan; and

(ix) the procedures and methods for construing and interpreting the Plan.

Actions approved by a majority of all members of the Committee at any meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee without a meeting, shall be valid acts of the Committee. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties, including AEC, its stockholders, and the Participants in the Plan.


IV.  Shares Available for the Plan
----------------------------------

4.1 Total Shares Available. Subject to the provisions of Article VIII hereof, the maximum number of shares of Common Stock which may be issued pursuant to the exercise of Options under this Plan initially shall be 750,000 shares. If any Option for shares of Common Stock granted to a Participant lapses, expires or is cancelled, surrendered or exchanged, or is otherwise terminated without having been fully exercised, the Committee may, subject to the overall limitations stated above, again make such Options available for grant hereunder (to the same or to a different Participant). For purposes of calculating the maximum number of shares of Common Stock which may be issued under the
Plan:

(1) All shares issued (including shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon the exercise of an Option;

(2) Only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon the exercise of an Option.


4.2 Source of Shares Available to be Issued. The shares of Common Stock to be delivered upon the exercise of Options shall be made available either from the authorized but unissued shares of Common Stock or from shares of Common Stock held by AEC as treasury shares.
 Shares of Common Stock with respect to which an Option is exercised shall not again be available for grant as an Option under this Plan.

V.  Participation
-----------------

Participation in the Plan shall be limited to those employees of AEC who are believed by the Committee to be in a position to make a substantial contribution to the success of AEC.

Options may be granted to such persons and for such number of shares as the Committee shall determine. The grant of any type of Option hereunder in any one year to an eligible person shall neither guarantee nor preclude a further grant of an Option to such person in that year or in any subsequent year.

VI.  Options
------------

Subject to the provisions hereof, the Committee may from time to time grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof to persons eligible to participate in the Plan.
 Each Option shall be evidenced by a written Option Agreement, signed by an authorized officer of AEC, which shall contain such terms and conditions not inconsistent with the Plan as the Committee shall determine. All Option Agreements need not be identical, but shall comply with or incorporate by reference the terms set forth in this
Article VI and shall be subject to all other terms and conditions of the Plan. In the event any Option Agreement is inconsistent with the Plan, the terms of the Plan shall govern the issue in question.

6.1 Price. The price per share deliverable upon the exercise of each Option ("exercise price") shall not be less than 100% of the Fair
Market Value on the date the Option is granted.


6.2 Exercise of Options. Options shall be exercisable only by the Participant to whom the Options were granted, or by the Participant's legal guardian or personal representative, if any, in the case of exercise following the death or Disability of the Participant as provided in Section

11.3. Options shall be exercised by delivery to AEC of a written notification specifying the number of Option Shares which the Participant then desires to purchase, together with payment for such Option Shares. Payment may be made in the form of (i) cash, certified check or other immediately available funds for the aggregate exercise price for such Option Shares, (ii) the exchange of a number of shares of Common Stock owned by the Participant, free and clear of all liens or encumbrances, the Fair Market Value of which at the time of exercise is equal to the aggregate exercise price of such Option Shares, and accompanied by executed stock powers and any other documents of transfer requested by the Committee; (iii) the relinquishment of Options to purchase Option Shares which shall be deemed to have a value equal to the aggregate Fair Market Value of the Option Shares issuable upon exercise of such relinquished Options less the aggregate exercise price for such Option Shares; or (iv) a combination of (i), (ii) or
(iii). No fractional shares may be issued or accepted by AEC with respect to the exercise of an Option. Options may be exercisable in installments (which may be cumulative or noncumulative or subject to acceleration) during the terms of an Option as may be determined by the Committee at the date of grant.

6.3 Form of Option. Each option agreement shall specify whether the Option evidenced by such Option agreement is an Incentive Stock Option or a Nonqualified Stock Option.

Notwithstanding such designation in an option agreement, in the event an Option which is designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option under Section 422 of the Code, then such Option shall be deemed to be a Nonqualified Stock Option.

6.4 Terms of Options. The term during which each Option may be exercised shall be determined by the Committee, but in no event shall an Option be exercisable in whole or in part more than ten years from the date it is granted.

All rights to purchase Option Shares pursuant to an Option shall, unless sooner terminated as set forth herein or in an Option Agreement, expire at the date or dates designated by the Committee. The Committee shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirement as may be designated by the Committee.

6.5 Restrictions on Transfer. Options granted under the Plan shall not be transferable or assignable or capable of being pledged or otherwise hypothecated in any way, and shall not be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution as specifically permitted hereunder.
 Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof shall result in the termination of such Option, which termination shall be effective immediately before the attempted assignment, transfer, pledge, hypothecation or other disposition of the Option. Option Shares delivered upon exercise of an Option shall be subject to such resale restrictions as may be provided by the Committee in the Option Agreement pertaining to such Option.

6.6 Provisions Applicable to Ten Percent Stockholders. Notwithstanding any other provision of this Plan, no Incentive Stock Option shall be granted under this Plan to a person who, at the time such Incentive Stock Option is granted, is the owner of more than 10 percent of the total combined voting power of all classes of stock of AEC, unless at the time such Incentive Stock Option is granted, the exercise price is at least 110 percent of the Fair Market Value of the Common Stock subject to the Incentive Stock Option, and such Incentive Stock Option by its terms is not exercisable more than five (5) years after the date it is granted.

6.7 Limitations on Grants. If required by the Code at the time of grant, to the extent that the aggregate Fair Market Value of Common Stock (determined as of the grant date) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of AEC) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. The foregoing sentence shall be applied by taking Incentive Stock Options into account in the order in which they were granted.


VII.  Withholding Taxes
-----------------------

AEC may require, as a condition to any Option under the Plan or to the delivery of certificates for Common Stock issued hereunder, that the Participant pay to AEC, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to the award of any Option or any delivery of Common Stock upon exercise of an Option.
 AEC, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or to the delivery of Common Stock upon exercise of an Option under the Plan.

Subject to Committee approval, a Participant may elect to deliver shares of Common Stock (or have AEC withhold shares acquired upon exercise of an Option) to satisfy, in whole or in part, the amount AEC is required to withhold for taxes in connection with award of an Option under the Plan. Such election must be made on or before the date the amount of tax to be withheld is determined and, once made, the election shall be irrevocable. The withholding tax obligation that may be paid by the withholding or delivery of shares may not exceed the Participant's minimum federal, state and local income tax obligations in connection with the exercise of the Option. The Fair Market Value of the Common Stock to be withheld or delivered will be the Fair Market Value on the date last preceding the date the amount of tax to be withheld is determined.


VIII. Changes in Capital Structure, Reorganizations, Merger, Etc.
-----------------------------------------------------------------

8.1  AEC's Power to Change Structure, Reorganize, Merge, etc.
The existence of outstanding Options shall not affect in any way the right or power of AEC or its stockholders to declare or distribute any stock dividend or to make or authorize any recapitalization, reorganization, merger, split-up, combination or other change in AEC's capital structure or its business, or the dissolution or liquidation of AEC or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise. Except as expressly provided herein, no such corporate act or the issuance of securities by AEC shall affect any Options outstanding under the Plan.

8.2 Effect of Recapitalization or Similar Transaction. In the event of any change in the total number of outstanding shares of equity securities of AEC by reason of any stock dividend, stock split, recapitalization, or similar transaction in which there is a distribution of equity securities of AEC for substantially below their Fair Market Value, then (i) the number, class and per share price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted in such manner as to entitle a Participant to receive upon exercise of an Option, for the same aggregate exercise price, the same total number and class of equity securities as the Participant would have received had the Participant exercised his or her Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of equity securities then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of equity securities that would have been received by the owner of an equal number of outstanding shares of Common Stock as a result of the event requiring the adjustment.

8.3 Effect of Dissolution, Liquidation, Reorganization or other Transaction in which AEC is not the Survivor. Upon the dissolution or liquidation of AEC, the sale of all or substantially all of AEC' assets, or the occurrence of any merger, consolidation, reorganization, or other transaction in which AEC is not the surviving corporation, then in the absolute discretion of the Committee, (i) new Options shall be substituted for outstanding Options in accordance with and to the extent permitted by Section 424(a) of the Code in order to preclude any modification of such Options which would be considered to be the grant of new Options, or (ii) all Options which are then outstanding under the Plan, regardless of whether such Options otherwise would be exercisable, shall be exercisable for a period of 15 days immediately prior to such event and, after the Participants have been afforded the opportunity to exercise such Options as aforesaid and to the extent that such Options are not timely exercised during such period, the terms and provisions of this Plan and any Option agreement granted hereunder will no longer continue in effect, and the Options shall terminate.

IX.  Compliance with Law and Approval of Regulatory Bodies
----------------------------------------------------------

Notwithstanding any other provision of this Plan or of any Option agreement, AEC shall be under no obligation and shall not issue shares or, in the case of treasury shares, transfer shares under this Plan, except in compliance with all applicable federal and state laws and regulations and in compliance with rules of any stock exchanges or listing organizations with which AEC's shares may be listed. The determination as to whether the issuance or transfer of shares under this Plan is in compliance with applicable federal and state laws and regulations and rules of stock exchanges and listing organizations shall be made solely by the Committee.

9.1 Use of Restrictive Legends. Any certificate issued to evidence shares issued upon the exercise of an Option may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

9.2 Representation of Investment Intent. Any Participant receiving an Option and any Participant or other person exercising an Option may be required by the Committee to give a written representation that the Option and the Option Shares will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Option from any such representations either prior to or subsequent to the exercise of an Option granted pursuant to this Plan.

9.3 Representation of Ownership. In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance or by reason of the death or Disability of a Participant, the Committee may require reasonable evidence as to the ownership of such Option or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

X.  Rights as a Stockholder
---------------------------

The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date a stock certificate is issued to him or her after the exercise of the Option.
 No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities or other property, or distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII. Any Option Shares shall be subject to such restrictions, including, without limitation, restrictions on transfer that the Committee deems to be appropriate.


XI.  Termination of Employment
------------------------------

11.1 Change of Employment Status. No Option shall be affected by any change of duties or position of a Participant (including transfer to or from a Subsidiary) so long as such Participant continues to be an employee of AEC or a Subsidiary. Nothing in this Plan or in any Option granted hereunder shall confer upon any Participant any right to continue in the employ of AEC or any Subsidiary, and AEC's right to terminate the employment of a Participant at any time for any reason shall not be diminished or affected because an Option was granted to the Participant.

11.2  Termination other than Because of Death, Disability or Cause.
 If a Participant who is an employee of AEC or a Subsidiary ceases to be an employee for any reason, other than by reason of the death or Disability of the Participant, then all Options held by such Participant which are not exercisable when the Participant ceases to be an employee shall terminate. All Options which are exercisable when the Participant ceases to be an employee must be exercised prior to the earlier of (i) the expiration date of the Option, or (ii) the date occurring 30 days after the date on which the Participant ceases to be an employee of AEC or a Subsidiary.

11.3 Termination Because of Death or Disability. If a Participant dies or suffers a Disability while he or she is an employee of AEC or a Subsidiary, Options which are not exercisable at the date of death or termination due to Disability shall terminate and Options which are exercisable on the date of death or termination due to Disability of such Participant may be exercised by the Participant, by his or her personal representative or by his or her other lawful successor to the extent that such Options could have been exercised by the deceased or disabled Optionee immediately prior to his or her death or Disability.
 Notwithstanding the foregoing, upon termination of an Optionee's employment by reason of death or disability, the following provisions shall apply:

(i) In the event the Optionee's termination of employment is due to death, the Option to the extent exercisable upon the date of the Optionee's death, shall be exercisable for a period of one (1) year following the date of death.

(ii) In the case the Optionee's employment is terminated due to Disability, the Option to the extent exercisable as of the date of termination due to Disability, shall be exercisable for a period of one
(1) year from the date of termination.

Notwithstanding the foregoing, in no event shall any such period extend beyond the Option Term.

11.4 Termination for Cause. Notwithstanding any other provisions set forth herein, if an Optionee shall (a) commit any act of malfeasance or wrongdoing affecting AEC or any Subsidiary of AEC, (b) breach any covenant not to compete or employment contract with AEC or any Subsidiary of AEC or (c) engage in conduct that would warrant the Optionee's discharge for cause (excluding the general dissatisfaction with the performance of the Optionee's duties but including any act of disloyalty or any conduct clearly tending to bring discredit upon AEC or any Subsidiary of AEC) any unexercised portion of an Option granted to such Optionee shall immediately terminate and become void.

XII.  Amendment, Suspension or Termination of Plan
--------------------------------------------------

The Board of Directors may at any time terminate or from time to time amend or suspend this Plan; provided, however, that (i) no such amendment shall alter or impair any of the rights or obligations under any Option theretofore granted to a Participant under this Plan without the consent of the affected Participant, and (ii) no amendment shall become effective without prior approval of the stockholders of AEC if such approval would be required for continued compliance with Section 422 of the Code. Notwithstanding the foregoing, the Board of Directors may not, without further approval of the stockholders of AEC, amend the Plan to:

(1) materially increase the total number of shares of Common Stock which may be made the subject of Options to be granted under the Plan, either in the aggregate or to an individual Participant, except as provided in Article VIII;

(2) materially modify the requirements as to eligibility for participation in the Plan.


XIII.  Termination Date
-----------------------

The date of commencement of the Plan shall be March 27, 1998.
Unless previously terminated, no Options shall be issued under the Plan after the close of business on March 31, 2008. The Plan was adopted by the Board on March 27, 1998 and approved by AEC's stockholders on May 29, 1998. The terms set forth herein constitute all of the terms and provisions of the Plan until further amended pursuant to Article XII.

PROXY
-----

THE AMERICAN EDUCATION CORPORATION
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 29, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
-----------------------------------------------------------

The undersigned hereby appoints Thomas Shively and Jeffrey E. Butler, or either of them, as proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of The American Education Corporation held of record by the undersigned on April 20, 1998, at the Annual Meeting of Shareholders to be held on May 29, 1998 or any adjournment thereof.

1.  Election of Directors.

[ ] For all nominees listed below (except as marked to the contrary below).

[ ]  Withhold authority to vote for all nominees listed below.

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Jeffrey E. Butler
Monty C. McCurry
Newton Fink
Stephen E. Prust

2. Approval of amendment to the Articles of Incorporation to increase the authorized shares of Common Stock.

[ ]  For     [ ]   Against     [ ]  Abstain


3.  Ratification of Selection of Steakley, Gilbert & Bozalis,
P.C.

[ ]  For     [ ]  Against     [ ]  Abstain


4.  Approval of the Directors' Stock Option Plan.

[ ]  For     [ ]  Against     [ ]  Abstain

5.  Approval of the Stock Option Plan for Employees.

[ ]  For     [ ]  Against     [ ]  Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE, FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION FOR THE RATIFICATION OF THE SELECTION OF STEAKLEY, GILBERT & BOZALIS, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 1998, FOR THE APPROVAL OF THE DIRECTORS' STOCK OPTION PLAN, AND FOR THE APPROVAL OF THE STOCK OPTION PLAN FOR EMPLOYEES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE THEREOF.

The undersigned hereby acknowledges receipt of the Proxy
Statement and hereby expressly revokes any and all proxies heretofore given or executed by him with respect to the shares represented by the proxy.

Dated this ___ day of _____________________, 1998.



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Signature



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Signature


Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in the name of the legal entity by authorized person.

Please complete, sign, date and mail the proxy promptly using the enclosed postage paid envelope.